                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) November 13, 2002
                                                 ------------------------

                                      UICI
             (Exact name of registrant as specified in its charter)


                  Delaware                                        001-14953                     75-2044750
-----------------------------------------------           -------------------------     ---------------------------
(State or other jurisdiction of incorporation                 (Commission File                 (IRS Employer
              or organization)                                     Number)                   Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                                                        75244
----------------------------------------------------------                              ---------------------------
  (Address of principal executive offices)                                              (Zip Code)
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Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1        Copy of Certification of Gregory T. Mutz and Mark D.
                    Hauptman, the Chief Executive Officer and Chief Financial
                    Officer, respectively, of the Company, submitted pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002 (submitted for informational purposes only),

ITEM 9. REGULATION FD DISCLOSURE

         On November 13, 2002, in connection with the filing of the Quarterly
Report on Form 10-Q of UICI (the "Company") for the period ended September 30,
2002 (the "Report"), Gregory T. Mutz and Mark D. Hauptman, the Chief Executive
Officer and Chief Financial Officer, respectively, of the Company, each certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1)      The Report fully complies with the requirements of Section
                  13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

A copy of the Certification is attached to this Report on Form 8-K as Exhibit
99.1 solely for informational purposes

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UICI
                                          -------------------------------
                                          (Registrant)

Date     November 13, 2002.           By    /s/ Mark D. Hauptman
     ----------------------               -------------------------------------
                                            Mark D. Hauptman
                                            Vice President and Chief
                                            Financial Officer


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
99.1     Copy of Certification of Gregory T. Mutz and Mark D. Hauptman, the
         Chief Executive Officer and Chief Financial Officer, respectively, of the Company, submitted pursuant to Section 906 of the Sarbanes-Oxley
         Act of 2002 (submitted for informational purposes only),